United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

Atlantic Union Bankshares Corporation (the “Company”) held its annual shareholders’ meeting (the “Annual Meeting”) on May 5, 2026. At the Annual Meeting, five proposals were submitted to the Company’s shareholders, including two proposals to amend the Company’s Amended and Restated Articles of Incorporation (the “articles of incorporation”) (to (i) remove the supermajority voting requirement in Article V related to the removal of directors by shareholders and (ii) remove the supermajority voting requirement in Article VII related to amendments to the articles of incorporation (the “Articles Amendments”)), which are described in detail in the Company's Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2026. The Articles Amendments were approved by the Company’s shareholders at the Annual Meeting.

Following shareholder approval of the Articles Amendments, the Company submitted amended and restated articles of incorporation to the Virginia State Corporation Commission reflecting the Articles Amendments (the “Amended and Restated Articles”). The Amended and Restated Articles were effective on May 6, 2026.

The Amended and Restated Articles are attached hereto as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, we asked our common shareholders to vote on the following five proposals:

●	to elect directors to serve a one-year term (Proposal 1);

●	to approve an amendment to the Company’s articles of incorporation to remove the supermajority voting requirement in Article V related to the removal of directors by shareholders (Proposal 2);

●	to approve an amendment to the Company’s articles of incorporation to remove the supermajority voting requirement in Article VII related to amendments to the articles of incorporation (Proposal 3);

●	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 (Proposal 4); and

●	to approve the compensation of our named executive officers (an advisory, non-binding “Say on Pay” resolution) (Proposal 5).

The final voting results for the Annual Meeting are as follows, rounded down to the nearest whole share:

Proposal 1:  Election of Directors

The following directors were elected with the following votes to serve until the 2026 annual meeting of shareholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
Mona Abutaleb Stephenson	103,788,626	3,573,559	387,810	15,384,764
Nancy Howell Agee	103,007,168	4,512,470	230,357	15,384,764
John C. Asbury	103,667,233	3,989,159	93,603	15,384,764
Rilla S. Delorier	103,566,264	3,963,916	219,814	15,384,764
Frank Russell Ellett	103,812,672	3,729,874	207,449	15,384,764
Paul Engola	102,831,463	4,540,627	377,905	15,384,764
Donald R. Kimble	103,989,682	3,396,043	364,270	15,384,764
Patrick J. McCann	102,585,186	4,957,388	207,421	15,384,764
Mark C. Micklem	103,883,405	3,501,274	365,316	15,384,764
Michelle A. O’Hara	103,232,830	4,147,578	369,587	15,384,764
Linda V. Schreiner	101,997,327	5,405,979	346,690	15,384,764

Daniel J. Schrider	103,460,034	4,041,045	248,916	15,384,764
Joel R. Shepherd	104,162,955	3,321,861	265,178	15,384,764
Ronald L. Tillett	102,950,281	4,692,075	107,639	15,384,764
Keith L. Wampler	103,639,375	4,018,853	91,767	15,384,764
F. Blair Wimbush	102,240,345	5,318,156	191,494	15,384,764

Proposal 2: Approval of an amendment to the Company’s articles of incorporation to remove the supermajority voting requirement in Article V related to the removal of directors by shareholders

This amendment was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,041,503	443,365	265,128	15,384,764

Proposal 3: Approval of an amendment to the Company’s articles of incorporation to remove the supermajority voting requirement in Article VII related to amendments to the articles of incorporation

This amendment was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
106,964,154	508,992	276,849	15,384,764

Proposal 4: Ratification of Appointment of Ernst & Young LLP

The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,995,223	960,212	179,323	—

Proposal 5:  Say on Pay

The compensation of our named executive officers, on an advisory, non-binding basis, was approved with the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
100,089,091	7,052,051	608,853	15,384,764

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Atlantic Union Bankshares Corporation Amended & Restated Articles of Incorporation, effective May 6, 2026
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 6, 2026	By:	/s/ Alexander D. Dodd
Alexander D. Dodd
Executive Vice President and
Chief Financial Officer

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